EXHIBIT 10.13

MICROSEMI CORPORATION

Summary of Compensation Arrangements for Named Executive Officers

Base Salaries. The current annual base salaries for the named executive officers of Microsemi Corporation (the “Company”) are as follows:

Name	Job Title	Salary
James J. Peterson	President and Chief Executive Officer	$700,000
Ralph Brandi	Executive Vice President, Chief Operating Officer	$462,440
John W. Hohener	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	$380,600
Steven G. Litchfield	Executive Vice President, Chief Strategy Officer	$336,380
John M. Holtrust	Senior Vice President of Human Resources	$300,300

Additional Compensation . In addition to the base salaries noted in the table above, the named executive officers are also entitled to participate in various Company plans, and are subject to other written agreements, in each case as set forth in exhibits to the Company’s filings with the Securities and Exchange Commission. In addition, the named executive officers also receive certain perquisites and other personal benefits as disclosed in the Company’s annual proxy statement.